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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ---------------------


                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      NOVEMBER 11, 2005 (SEPTEMBER 1, 2005)


                              ---------------------


                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-30045                38-3518829
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


     2711 E. JEFFERSON AVE.
    DETROIT, MICHIGAN 48207                          (313)-567-4348
    (Address of principal                     (Registrant's telephone number,
      executive offices)                           including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

( ) Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

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On September 7, 2005, Catuity, Inc. ("Catuity") filed a Current Report on Form
8-K to report the completion of its acquisition of Loyalty Magic Pty. Ltd. This Amendment is filed to provide the required financial information.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          The following financial statements are filed as a part of this Amendment, incorporated by reference to the proxy filed June 13, 2005.

          Audited Financial Statements of Loyalty Magic Pty. Ltd. for the twelve month period ended June 30, 2004.

              Balance Sheets
              Statements of Operations
              Notes to Consolidated Financial Statements
              Statement of Cash Flows

     (b)  Pro Forma Financial Information.

          The following pro forma financial information is filed as a part of this Amendment:

              Pro Forma Unaudited Consolidated Statement of Operations for the year ending December 31, 2004 and the six month period ending June 30, 2005.


The purchase price (in US Dollars) has been tentatively allocated as follows:



         Current Assets           $   840,795
         Long Term Assets             164,330
         Intangible Assets          2,139,200
         Goodwill                   2,786,090
                                  -----------

         Total Assets               5,930,415

         Liabilities                 (680,835)
                                  -----------

         Purchase Price           $ 5,249,580
                                  ===========


UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial statement has been derived from historical financial statements of Catuity, Inc, ("Catuity") and Loyalty Magic Pty. Ltd. ("Loyalty Magic"), adjusted to give pro forma effect to the acquisition of Loyalty Magic by Catuity (the "Transaction"). Catuity completed its acquisition of Loyalty Magic on September 1, 2005 and has previously filed a Current Report on Form 8-K concerning such transaction on September 7, 2005

The unaudited pro forma consolidated statement of operations gives pro forma effect to the Transaction as if it had occurred on January 1, 2004 and consolidates the operations of Catuity for the year ended December 31, 2004 with the operations of Loyalty Magic for the same period.

The unaudited pro forma consolidated financial statement is presented for informational purposes only and does not purport to represent what our results of operations would actually have been had the Transaction occurred at such time or to project our results of operations for any future period or date.

The pro forma adjustments are based upon available information and various assumptions that we believe are reasonable. The pro forma adjustments and certain assumptions are described in the accompanying notes. The acquisition of Loyalty Magic has been accounted for using the purchase method of accounting. Allocations of the purchase prices have been determined based upon information presently available and are subject to change. The final allocations of the purchase price and the amounts included in the unaudited pro forma financial statement could differ significantly.


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
          CATUITY AND LOYALTY MAGIC            LOYALTY MAGIC     CATUITY                              COMBINED
           PRO FORMA BALANCE SHEET                 IN USD         IN USD       PRO-FORMA    NOTES      IN USD
              DECEMBER 31, 2004                  12/31/04        12/31/04     ADJUSTMENTS             12/31/04
--------------------------------------------------------------------------------------------------------------

CURRENT ASSETS
  Cash and cash equivalents                         97,760      2,560,683      3,492,006      1      6,150,449
  Accounts Receivable less allowance               542,861         36,211                              579,072
  Restricted Cash                                       --        116,012                              116,012
  Investments                                          322             --                                  322
  Prepaid expenses and other                        24,312        127,429                              151,741
TOTAL CURRENT ASSETS                               665,254      2,840,335      3,492,006             6,997,596

NON-CURRENT ASSETS
  Property and equipment, net                      135,209        162,780                              297,989
  Capital Leasing, net                              70,197             --                               70,197
  Web Development                                   83,993             --        (83,993)     2             --
  New Platform                                      80,343             --        (80,343)     3             --
  Goodwill                                              --             --      2,705,338      4      2,705,338
  Other Intangibles, Net                                                       1,885,076      5      1,885,076
TOTAL NON-CURRENT ASSETS                           369,742        162,780      4,426,078             4,958,601

TOTAL ASSETS                                     1,034,997      3,003,115      7,918,084            11,956,196

CURRENT LIABILITIES
  Accounts Payable                                 127,036        150,584                              277,620
  Accrued compensation                             163,990        317,433                              481,423
  Other accrued expenses                           109,433         87,474                              196,907
  Trust liability                                       --         91,722                               91,722
TOTAL CURRENT LIABILITIES                          400,459        647,213             --             1,047,672

NON-CURRENT LIABILITIES
  Capital Leasing Liability                         65,160             --                               65,160
TOTAL NON-CURRENT LIABILITIES                       65,160             --             --                65,160

TOTAL LIABILITIES                                  465,619        647,213             --             1,112,832

EQUITY & RESERVES
  Common Stock                                   2,105,825            778     (2,104,520)     6          2,083

  Additional Paid in Capital                            --     36,603,127      8,956,429      7     45,559,556
  Shareholder Loans                                     --        (79,533)                             (79,533)
  Foreign Currency Translation                          --         96,656                               96,656
  Retained Earnings                             (1,536,447)   (34,265,126)     1,066,175           (34,735,398)
OWNERS EQUITY                                      569,378      2,355,902      7,918,084            10,843,364
--------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & OWNERS EQUITY                1,034,997      3,003,115      7,918,084            11,956,196
--------------------------------------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------------------------------------
                                                  LOYALTY
          CATUITY AND LOYALTY MAGIC                MAGIC         CATUITY       PRO FORMA             COMBINED
      PRO FORMA STATEMENT OF OPERATIONS           IN USD         IN USD          ADJ.                 IN USD
         YEAR ENDED DECEMBER 31, 2004              2004           2004          (USD)       NOTES      2004
--------------------------------------------------------------------------------------------------------------


Revenue:
Project revenue                                    240,481        248,379                              488,860
Service revenue                                  1,770,607        467,533                            2,238,140
License revenue                                     63,115         43,200                              106,315

Total Revenue                                    2,074,203        759,112                            2,833,315

Cost of Revenue and Other Operating Expenses:
Cost of Projects                                   549,460        103,151                              652,611
Cost of Service revenue                            883,481        297,075                            1,180,556
Cost of License revenue                                 --             --                                   --
Research and Development                           163,951      1,282,753        205,900      8      1,652,604
Sales and Marketing                                 80,582        867,362                              947,944
General & Administration                           555,926      1,912,999        264,372      9      2,733,297
Total Costs and Expenses                         2,233,399      4,463,340        470,272             7,167,011

Operating income/(loss)                           (159,197)    (3,704,228)      (470,272)           (4,333,697)

Interest Income                                      8,929         96,777                              105,706
Income tax (expense)/benefit                        85,750                                              85,750
NET INCOME/(LOSS)                                  (64,518)    (3,607,451)      (470,272)           (4,142,241)

Net loss per share-basic & diluted                   N/A           ($4.64)                              ($1.99)

Weighted avg. shares outstanding-basic
   & diluted                                                      777,226                            2,082,226
--------------------------------------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------------------------------------
                                                   LOYALTY
         CATUITY AND LOYALTY MAGIC                  MAGIC       CATUITY       PRO FORMA              COMBINED
     PRO FORMA STATEMENT OF OPERATIONS             IN USD        IN USD          ADJ.                 IN USD
                                                  YTD JUNE        YTD           (USD)       NOTES       YTD
              YTD JUNE 30, 2005                     2005        JUNE 2005                            JUNE 2005
--------------------------------------------------------------------------------------------------------------

Revenue:
Project revenue                                    208,115             --                              208,115
Service revenue                                    882,662         23,020                              905,682
License revenue                                     22,913         23,400                               46,313

Total Revenue                                    1,113,689         46,420             --             1,160,109

Cost of Revenue and Other Operating Expenses:
Cost of Projects                                   310,571             --                              310,571
Cost of Service revenue                            332,412         86,881                              419,293
Cost of License revenue                                 --          2,754                                2,754
Research and Development                                --        252,329                              252,329
Sales and Marketing                                114,066        287,068                              401,134
General & Administration                           395,167        726,593        132,186     10      1,253,946
Total Costs and Expenses                         1,152,216      1,355,625        132,186             2,640,027

Operating income/(loss)                            (38,527)    (1,309,205)      (132,186)           (1,479,918)

Interest Income                                      1,041         42,125                               43,166
Income tax (expense)/benefit                        52,822             --                               52,822
NET INCOME/(LOSS)                                   15,336     (1,267,080)      (132,186)           (1,383,930)

Net loss per share-basic & diluted                   N/A      $     (1.63)                         $     (0.66)

Weighted avg. shares outstanding-basic
   & diluted                                                      778,184                            2,083,184
--------------------------------------------------------------------------------------------------------------


NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

The unaudited pro forma consolidated statement of operations includes adjustments necessary to reflect the estimated effect of the Transaction as if it had occurred on January 31, 2004.

Notes:

  1. The adjustment to cash to reflect the additional cash remaining due to the capital raises after the purchase of Loyalty Magic.

  2.  The elimination of the Loyalty Magic intangible item Web development.

  3.  The elimination of the Loyalty Magic intangible item New platform.

  4.  The amount of goodwill resulting from the Loyalty Magic acquisition.

  5. The amount of identifiable intangibles resulting from the Loyalty Magic acquisition.

  6. The elimination of the Loyalty Magic common stock and the addition of the Catuity common stock issued in the capital raise and acquisition. (1,305,000 shares.)

  7. The additional paid in capital resulting from the Loyalty Magic acquisition.

  8. The adjustment for the In Process Research and Development acquired from Loyalty Magic that was expensed to comply with US GAAP.

  9. The additional intangibles amortization at $22,031 per month for the twelve month period ending December 31, 2004 resulting from the Loyalty Magic acquisition at $22,031 per month.

  10. The additional intangibles amortization at $22,031 per month for the six month period ending June 30, 2005 resulting from the Loyalty Magic acquisition.


(d)   Exhibits

      13.1 Audited Financial Statements of Loyalty Magic Pty. Ltd. For the twelve month period ending June 30, 2004 (Incorporated by reference to proxy filed June 13. 2005).

      13.2 Amendment to Share Sale Agreement with Loyalty Magic dated August 5, 2005.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               CATUITY INC.
                                              (Registrant)

                                    By  /s/ John H. Lowry
                                       ---------------------------------------
                                        John H. Lowry
                                        Senior Vice President,
                                        Chief Financial Officer & Secretary

Date:  November 11, 2005

                                  EXHIBIT INDEX


EXHIBIT NUMBER                                DESCRIPTION
--------------      ------------------------------------------------------------
    13.1            Audited Financial Statements of Loyalty Magic Pty. Ltd. For
                    the twelve month period ending June 30, 2004 (Incorporated by reference to proxy filed June 13, 2005).

    13.2 Amendment to Share Sale Agreement with Loyalty Magic dated August 5, 2005.